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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): NOVEMBER 4, 2004

                                PERCEPTRON, INC.
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               (Exact Name of Registrant as Specified in Charter)

MICHIGAN                            0-20206                   38-2381442
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)

47827 Halyard Drive, Plymouth, MI                             48170-2461
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code (734) 414-6100

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 4, 2004, Perceptron, Inc. (the "Company") issued a press release announcing the Company's financial and operating results for the first quarter ended September 30, 2004. Attached hereto and incorporated by reference as Exhibit 99.1 is the press release relating to such announcement. Such information, including Exhibit 99.1 attached hereto under Item 9.01, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

C.   Exhibits.

     Exhibit No.  Description

     99.1 Press Release dated November 4, 2004 announcing the Company's financial and operating results for the first quarter ended September 30, 2004.







                                   SIGNATURES
                                   -----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PERCEPTRON, INC.
                                            (Registrant)

Date:  November 4, 2004                     /s/ John J. Garber
                                            -----------------------------------
                                            By: John J. Garber
                                            Title: Chief Financial Officer


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                                  EXHIBIT INDEX
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Exhibit
Number                     Description
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
99.1                       Press release dated November 4, 2004 announcing the
                           Company's financial results for the first quarter ended September 30, 2004.


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